                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               SIPEX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement no.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                               SIPEX CORPORATION
                               22 LINNELL CIRCLE
                         BILLERICA, MASSACHUSETTS 01821
                            ------------------------

                      NOTICE OF SPECIAL MEETING IN LIEU OF
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 30, 1997
                            ------------------------

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Special Meeting in Lieu of Annual Meeting of Shareholders of SIPEX Corporation, a Massachusetts corporation (the "Company"), will be held at BankBoston, Conference and Training Center, 35th Floor, Room 27, 100 Federal Street, Boston, Massachusetts 02110, on Friday, May 30, 1997, at 10:00 a.m., local time, for the purposes of considering and acting upon the following matters:

     1. To elect two members to the Board of Directors, each to serve for a three-year term as a Class I Director.

     2. To approve the adoption of the 1997 Stock Option Plan.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Information relating to the above matters is set forth in the attached Proxy Statement. Only shareholders of record at the close of business on April 10, 1997 will be entitled to notice of and to vote at the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors,

                                          James E. Donegan
                                          Clerk

Billerica, Massachusetts
Date: April 25, 1997

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                               SIPEX CORPORATION
                               22 LINNELL CIRCLE
                         BILLERICA, MASSACHUSETTS 01821
                            ------------------------

                                PROXY STATEMENT
                       FOR THE SPECIAL MEETING IN LIEU OF
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 30, 1997
                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SIPEX Corporation (the "Company") for use at the Special Meeting in Lieu of Annual Meeting of Shareholders to be held at BankBoston, Conference and Training Center, 35th Floor, Room 27, 100 Federal Street, Boston, Massachusetts, 02110 on Friday, May 30, 1997, at 10:00 a.m. local time, and at any adjournments thereof.

     Only shareholders of record as of the close of business on April 10, 1997, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Special Meeting in Lieu of Annual Meeting and at any adjournments thereof. At the close of business on April 10, 1997, there were an aggregate of 8,656,106 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company issued, outstanding and entitled to vote. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Special Meeting in Lieu of Annual Meeting. Shareholders may vote in person or by proxy. Execution of a proxy will not in any way affect a shareholder's right to attend the meeting and vote in person. Any proxy may be revoked by a shareholder at any time before it is exercised by delivering a written revocation or a later dated proxy to the Clerk of the Company or by attending the Special Meeting in Lieu of Annual Meeting and voting in person.

     The Company's Annual Report to Shareholders containing financial statements for the fiscal year ended December 31, 1996 is being mailed together with this Proxy Statement to all shareholders entitled to vote. It is anticipated that this Proxy Statement and the accompanying proxy will be first mailed to shareholders on or about April 25, 1997.

QUORUM AND VOTES REQUIRED

     The representation, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting in Lieu of Annual Meeting is necessary to constitute a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker "non-votes," are counted as present or represented for purposes of determining the presence or absence of a quorum for the Special Meeting in Lieu of Annual Meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, with respect to such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

     In the election of Class I Directors, the two nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Special Meeting in Lieu of Annual Meeting shall be elected as Class I Directors. For the proposal to approve the 1997 Stock Option Plan and all other matters being submitted to shareholders at the Special Meeting in Lieu of Annual Meeting, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval. The vote on each matter submitted to shareholders is tabulated separately. Abstentions are included in the number of shares present and represented and voting on each matter. Broker "non-votes" are not considered voted for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

     The persons named as attorneys in the proxies are officers of the Company. All properly executed proxies returned in time to be counted at the Special Meeting in Lieu of Annual Meeting will be voted. Any shareholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy.

ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDERS' INSTRUCTIONS, AND IF NO CHOICE IS SPECIFIED, THE ENCLOSED PROXY CARD (OR ANY SIGNED AND DATED COPY THEREOF) WILL BE VOTED IN FAVOR OF THE MATTERS SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING.

     The Board of Directors knows of no other matter to be presented at the Special Meeting in Lieu of Annual Meeting. If any other matter upon which a vote may properly be taken should be presented at the Special Meeting in Lieu of Annual Meeting, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 10, 1997, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person who is known to the Company to be the beneficial owner of more than five percent of its Common Stock, (ii) each director, or nominee for director, of the Company, (iii) each of the executive officers named in the Summary Compensation Table under the caption "Executive Compensation" below, and (iv) all directors, nominees for director and executive officers of the Company as a group. Except as otherwise indicated in the footnotes to the table, the beneficial owners listed have sole voting and investment power (subject to community property laws where applicable) as to all of the shares beneficially owned by them.

                                                              AMOUNT AND NATURE
         NAME AND ADDRESS OF BENEFICIAL OWNER(1)           OF BENEFICIAL OWNERSHIP     PERCENT OF CLASS
---------------------------------------------------------  -----------------------     -----------------
AIM Management Group Inc.(2).............................           750,000                    8.7%
  11 Greenway Plaza, Suite 1919
  Houston, TX 77046

Tractebel S.A............................................         1,928,986                   22.3
  Place du Trone 1
  1000 Brussels, Belgium

Putnam Family of Funds(3)................................           667,000                    7.7
  One Post Office Square
  Boston, Massachusetts 02109

James E. Donegan(4)......................................            72,995                      *

Frank R. DiPietro(5).....................................               513                      *

                                                              AMOUNT AND NATURE
         NAME AND ADDRESS OF BENEFICIAL OWNER(1)           OF BENEFICIAL OWNERSHIP     PERCENT OF CLASS
---------------------------------------------------------  -----------------------     -----------------

Raymond W.B. Chow(6).....................................            12,500                      *

Sanford Cohen(7).........................................             5,100                      *

A. Neal Lambert(8).......................................                 0                      *

Manfred Loeb(9)..........................................             3,000                      *

Lionel H. Olmer(10)......................................             3,000                      *

Daniel Deroux(11)........................................                 0                      *

Steward S. Flaschen(12)..................................                 0                      *

John L. Sprague(13)......................................             2,000                      *

All directors and executive officers as a group..........            98,858                    1.1%
  (11 persons)(14)

---------------
  * Less than 1% of the outstanding Common Stock

 (1) Unless otherwise indicated, to the knowledge of the Company, each person listed above maintains a mailing address at: c/o SIPEX Corporation, 22 Linnell Circle, Billerica, MA 01821.

 (2) Based solely on information provided in a Schedule 13G filed with the Securities and Exchange Commission, as of December 31, 1996, AIM Management Group Inc., a registered investment advisor, together with its wholly-owned subsidiaries, AIM Advisors, Inc. and AIM Capital Management, Inc., shared dispositive power over 750,000 shares.

 (3) Based solely on information provided in a Schedule 13G filed with the Securities and Exchange Commission, as of December 31, 1996, Putnam Investments, Inc. held of record 218,300 shares and Putnam Voyager Fund held of record 448,700 shares. Putnam Investments, Inc., which is a wholly-owned subsidiary of Marsh & McLennan Company, Inc., wholly owns two registered investment advisers: Putnam Investment Management, Inc., which is the investment advisor to the Putnam family of mutual funds (including the Putnam Voyager Fund) and The Putnam Advisory Company, Inc., which is the investment adviser to Putnam's institutional clients.

 (4) Includes 72,995 shares issuable pursuant to stock options which are exercisable prior to June 9, 1997. Excludes 80,000 shares issuable pursuant to stock options which are exercisable after June 9, 1997.

 (5) Includes 250 shares of Common Stock purchased by Mr. DiPietro's son, as to which shares he disclaims beneficial ownership. Excludes 70,000 shares issuable pursuant to stock options which are exercisable after June 9, 1997.

 (6) Includes 2,500 shares issuable pursuant to stock options which are exercisable prior to June 9, 1997. Excludes 92,500 shares issuable pursuant to stock options which are exercisable after June 9, 1997.

 (7) Includes 5,000 shares issuable pursuant to stock options which are exercisable prior to June 9, 1997. Excludes 30,000 shares issuable pursuant to stock options exercisable after June 9, 1997.

 (8) Excludes 30,000 shares issuable pursuant to stock options which are exercisable after June 9, 1997.

 (9) Excludes all shares held by Tractebel S.A., with which Mr. Loeb is affiliated and as to whose shares he disclaims beneficial ownership of, except to the extent of any individual interest in such entity. Excludes 8,000 shares issuable pursuant to stock options exercisable after June 9, 1997.

(10) Includes 2,000 shares issuable pursuant to stock options which are exercisable prior to June 9, 1997. Excludes 8,000 shares issuable pursuant to stock options exercisable after June 9, 1997.

(11) Excludes all shares held by Tractebel S.A., with which Mr. Deroux is affiliated and as to whose shares he disclaims beneficial ownership of, except to the extent of any individual interest in such entity. Excludes 8,000 shares issuable pursuant to stock options exercisable after June 9, 1997.

(12) Excludes 5,000 shares issuable pursuant to stock options exercisable after June 9, 1997.

(13) Includes 2,000 shares issuable pursuant to stock options which are exercisable prior to June 9, 1997. Excludes 8,000 shares issuable pursuant to stock options exercisable after June 9, 1997.

(14) Includes 81,995 shares issuable pursuant to stock options which are exercisable prior to June 9, 1997.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes. Each class serves a three-year term. However, each Class II and Class III director will serve for an initial term ending at the Annual Meetings of Shareholders to be held in 1998 and 1999, respectively. The Class I Directors' term will expire at the Special Meeting in Lieu of Annual Meeting being held May 30, 1997. All directors will hold office until their successors have been duly elected and qualified. Prior to the Special Meeting in Lieu of Annual Meeting, Steward S. Flaschen, Manfred Loeb and Philippe van Marcke were the Class I Directors; John L. Sprague and Lionel H. Olmer were the Class II Directors; and James E. Donegan and Daniel Deroux were the Class III Directors.

     Philippe van Marcke, who has served as a director since May 1994 and who would have been subject to re-election as a director at the Special Meeting in Lieu of Annual Meeting, decided not to stand for re-election and resigned from the Board of Directors in March 1997. The Company expresses its thanks to Mr. van Marcke for his service on the Board of Directors.

     The Board of Directors has nominated and recommended that Steward S. Flaschen and Manfred Loeb, who are each currently serving as Directors of the Company, be elected Class I directors, to hold office until the Annual Meeting of Shareholders to be held in 2000 or until their successors have been duly elected and qualified or until their earlier resignation or removal. Both of the nominees have indicated their willingness to serve, if elected; however if either of them should be unable or unwilling to serve, the proxies will be voted for the election of a substitute nominee designated by the Board of Directors or for fixing the number of directors at a lesser number. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for Dr. Flaschen and Mr. Loeb will be voted FOR the election of both nominees.

     The following table sets forth for each nominee to be elected at the Special Meeting in Lieu of Annual Meeting and for each director whose term of office will extend beyond the Special Meeting in Lieu of Annual Meeting, the year each such nominee or director was first elected a director, his age, the positions currently held by each nominee or director with the Company, the year each nominee's or director's term will expire and the class of director of each nominee or director.

    NOMINEE OR DIRECTOR'S NAME AND
       YEAR NOMINEE OR DIRECTOR                                               YEAR TERM      CLASS OF
       FIRST BECAME A DIRECTOR          AGE         POSITION(S) HELD         WILL EXPIRE     DIRECTOR
--------------------------------------  ---     -------------------------    -----------     --------
NOMINEES:
Steward S. Flaschen (1996)............  71      Director                       1997            I
Manfred Loeb (1982-1987; 1992)........  70      Director                       1997            I
CONTINUING DIRECTORS:
Lionel H. Olmer (1988)................  61      Director                       1998            II
John L. Sprague (1993)................  67      Director                       1998            II
James E. Donegan (1985)...............  51      Chairman of the Board,         1999           III
                                                President, Chief
                                                Executive Officer and
                                                Clerk
Daniel Deroux (1992)..................  60      Director                       1999           III

NOMINEES FOR ELECTION AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING

     Dr. Flaschen has been a director of the Company since August 1996. From 1986 to the present, Dr. Flaschen has served as President of Flaschen and Davies, a management consulting firm. In addition, Dr. Flaschen is Chairman of the Board of Directors of TranSwitch Corporation, a digital and mixed-signal semiconductor company, Chairman of the Board of Telco Systems, a telecommunications company and an Independent General Partner of Merrill Lynch Venture Capital.

     Mr. Loeb has been a director of the Company from 1982 to 1987 and from 1992 to the present. From 1983 to December 1992, he served as the Executive Director of Tractebel S.A. and Chief Executive Officer of the Electricity and Gas International Division of Tractebel S.A. Since 1993, Mr. Loeb has served as an Advisor Director of Tractebel S.A. and Chairman of American Tractebel Corporation. In addition to serving as a director of the Company, Mr. Loeb currently serves as a director of Telfin S.A., an affiliate of Tractebel S.A.

DIRECTORS WHOSE TERMS EXTEND BEYOND THE MEETING

     Mr. Donegan joined the Company in April 1985 as Chairman of the Board, Chief Executive Officer and President of the Company. Before joining the Company, Mr. Donegan held the position of Group Vice President of the Electronic Components Group at Midland Ross Corporation. Prior to Midland Ross Corporation, Mr. Donegan was Vice President and General Manager at Cameron & Barkley and Company. Prior to working at Cameron & Barkley and Company, Mr. Donegan spent ten years with the General Electric Company in various manufacturing positions.

     Mr. Deroux has been a director of the Company since 1992. From 1963 to 1993, he served Tractebel S.A. in various positions, most recently as the Chief Executive Officer of the Electricity and Gas International Division of Tractebel S.A. Since 1993, Mr. Deroux has served as the Managing Director of American Tractebel Corporation, an affiliate of Tractebel S.A.

     Mr. Olmer has been a director of the Company since 1988. From 1985 until the present, he has been a partner in the law firm of Paul, Weiss, Rifkind, Wharton & Garrison, concentrating on international trade law. In addition to serving as a director of the Company, Mr. Olmer currently serves as a director of Dresser Industries, a manufacturer of products and provider of services for the hydrocarbon energy industry.

     Dr. Sprague has been a director of the Company since 1993. He has been the president of John L. Sprague Associates, Inc., a consulting firm, since 1988. In addition to serving as a director of the Company, Dr. Sprague currently serves as a director of Aerovox, Inc., a manufacturer of electronic components, Allmerica Financial Corporation, a financial services company, and California Micro Devices, a manufacturer of electronic components.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Company held four (4) meetings during the fiscal year ended December 31, 1996. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors during fiscal 1996.

     The Company has standing Compensation and Audit Committees. The Compensation Committee, of which Mr. Loeb and Drs. Flaschen and Sprague are members, reviews and evaluates the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company and makes recommendations concerning these matters to the Board of Directors. The Compensation Committee administers the Company's 1988 Non-Statutory Stock Option Pan, 1991 Non-Statutory Stock Option Plan, 1993 Stock Option and Incentive Plan, 1994 Stock Option and Incentive Plan, 1996 Incentive Stock Option Plan, 1996 Non-Employee Director Stock Option Plan, 1996 Employee Stock Purchase Plan and 1997 Stock Option Plan. The Compensation Committee held one meeting during fiscal 1996 and Mr. Loeb and Drs. Flaschen and Sprague attended this meeting.

     The Audit Committee, of which Messrs. Olmer and Sprague are members, reviews the Company's independent auditors, the scope and timing of their audit services and any other services they are asked to perform, the auditor's report on the Company's consolidated financial statements following completion of their audit and the Company's policies and procedures with respect to internal accounting and financial controls. The Audit Committee held two meetings during fiscal 1996.

     The Board of Directors does not have a standing nominating committee or committee performing similar functions.

                             COMPENSATION AND OTHER
                 INFORMATION CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION SUMMARY

     The following table sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1995 and 1996, of those persons who were, during this time (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company (such five officers collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM
                                                                            COMPENSATION (1)
                                                 ANNUAL COMPENSATION      ---------------------    ALL OTHER
                                    FISCAL     ------------------------   SECURITIES UNDERLYING   COMPENSATION
   NAME AND PRINCIPLE POSITION       YEAR      SALARY ($)     BONUS ($)        OPTIONS (#)           (2)($)
----------------------------------  ------     ----------     ---------   ---------------------   ------------
James E. Donegan..................   1996       $ 227,652      $25,000            65,000            $ 10,879
  Chairman, Chief Executive          1995         226,800       25,000                --               7,298
  Officer and President
Frank R. DiPietro.................   1996         150,866       20,000            40,000               2,891
  Executive Vice President,
     Treasurer                       1995         150,000       20,000                --               2,869
  and Chief Financial Officer
Raymond W.B. Chow.................   1996         154,808       20,000            40,000               4,482
  Senior Vice President of           1995         145,000       15,000                --               3,737
  Interface Products
Sanford Cohen.....................   1996         145,000        7,000                --               6,508
  Senior Vice President of
     Technology                      1995         145,000            0                --               5,572
A. Neal Lambert...................   1996         143,558            0                --               4,544
  Senior Vice President of
     Operations                      1995         130,000       15,000                --               2,300

---------------
(1) The Company did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive payments during fiscal years 1995 or 1996.

(2) Consists of contributions made by the Company on behalf of the Named Executive Officers to the Company's Tax Deferred Savings Plan, and in the case of Messrs. Donegan, DiPietro and Cohen, insurance premiums paid by the Company.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth grants of stock options pursuant to the 1996 Incentive Stock Option Plan granted during the year ended December 31, 1996 to the Named Executive Officers. No stock appreciation rights ("SARs") were granted during the year ended December 31, 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                           POTENTIAL REALIZABLE
                                                INDIVIDUAL GRANTS                                 VALUE
                           ------------------------------------------------------------     AT ASSUMED ANNUAL
                                         PERCENT OF                                               RATES
                                            TOTAL                                             OF STOCK PRICE
                            NUMBER OF      OPTIONS                                             APPRECIATION
                           SECURITIES    GRANTED TO                                          FOR OPTION TERMS
                           UNDERLYING     EMPLOYEES     EXERCISE OR                               ($)(3)
                             OPTIONS      IN FISCAL    BASE PRICE PER                     ----------------------
          NAME             GRANTED (#)   YEAR (%)(1)    SHARE ($)(2)    EXPIRATION DATE      5%          10%
-------------------------  -----------   -----------   --------------   ---------------   --------   -----------
James E. Donegan.........     15,000         17.4          $14.38             7/3/06      $135,653   $   343,770
                              50,000                        27.25           11/25/06       856,869     2,171,474
Frank R. DiPietro........     15,000         10.7           14.38             7/3/06       135,653       343,770
                              25,000                        27.25           11/25/06       428,434     1,085,737
Raymond W.B. Chow........     15,000         10.7           14.38             7/3/06       135,653       343,770
                              25,000                        27.25           11/25/06       428,434     1,085,737
Sanford Cohen............         --           --              --                 --            --            --
A. Neal Lambert..........         --           --              --                 --            --            --

---------------
(1) A total of 373,490 options were granted to employees (including the Named Executive Officers) in fiscal year 1996 under the Company's 1996 Incentive Stock Option Plan.

(2) All options were granted at fair market value as determined in accordance with the 1996 Incentive Stock Option Plan on the date of the grant.

(3) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compound rates of appreciation (5% and 10%) on the market value of the Company's Common Stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information with respect to options to purchase the Company's Common Stock granted under the Company's various stock plans to the Named Executive Officers, including (i) the number of shares of Common Stock purchased upon exercise of options in the fiscal year ended December 31, 1996; (ii) the net value realized upon such exercise; (iii) the number of unexercised options outstanding at December 31, 1996; and (iv) the value of such unexercised options at December 31, 1996.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUE TABLE

                                                                                           VALUE OF UNEXERCISED
                                                             NUMBER OF SECURITIES              IN-THE-MONEY
                                                            UNDERLYING UNEXERCISED              OPTIONS AT
                             SHARES                           OPTIONS AT YEAR-END             YEAR-END(2)($)
                            ACQUIRED         VALUE        ---------------------------   ---------------------------
          NAME             ON EXERCISE   REALIZED(1)($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------  -----------   --------------   -----------   -------------   -----------   -------------
James E. Donegan.........     35,000        $631,625        117,995         80,000      $ 3,758,141    $   995,875
Frank R. DiPietro........     35,000         724,063         25,000         70,000          796,250      1,343,625
Raymond W.B. Chow........     28,750         371,000         10,000         95,000          318,500      2,144,800
Sanford Cohen............     20,000         307,625         15,000         30,000          477,750        955,500
A. Neal Lambert..........     25,000         321,775         10,000         30,000          318,500        955,500

---------------
(1) Amounts disclosed in this column do not reflect amounts actually received by the Named Executive Officers but are calculated based on the difference between the fair market value of the Company's Common Stock on the date of exercise and the exercise price of the options. Prior to the Company's public offering in April 1996, Messrs. Donegan, Chow, Cohen and Lambert exercised options to acquire 5,000, 20,000, 5,000 and 12,000 shares, respectively. As there was no public trading market for the Common Stock on the date of the exercise of such options, the value realized for the option exercises has been calculated on the basis of the initial public offering price of $9.50 per share. The Named Executive Officers will receive cash only if and when they sell the Common Stock issued upon exercise of the options, and the amount of cash received by such individuals is dependent on the price of the Company's Common Stock at the time of such sale.

(2) Value is based on the difference between the option exercise price and the fair market value of the Company's Common Stock on December 31, 1996, multiplied by the number of shares underlying the options.

EXECUTIVE EMPLOYMENT AGREEMENTS

     The Company has entered into the following employment agreements with the Named Executive Officers:

     Mr. Donegan and the Company entered into an employment agreement on January 1, 1988. The employment agreement provides that Mr. Donegan will serve as Chairman of the Board, President and Chief Executive Officer of the Company until December 31, 1989 and for consecutive two-year terms thereafter unless the Company provides at least six (6) months advance notice to the contrary prior to expiration of any two year term; however, Mr. Donegan may voluntarily terminate this employment and the Company may terminate his employment at any time for cause. If the Company terminates Mr. Donegan's employment without cause, he will be entitled to the salary and bonus benefits guaranteed under the employment agreement until the end of the employment term. Pursuant to the employment agreement, Mr. Donegan's salary is established annually by the Board of Directors, but may not be less than $210,000 per year and his annual bonus may not exceed $60,000. The amount of his annual bonus is calculated by a formula based upon a comparison of the actual annual consolidated after-tax income or loss of the Company to the budgeted income or loss approved by the Board of Directors for that year. The Company must maintain a term life insurance policy in the amount of $500,000 for Mr. Donegan's designees and a long term disability insurance policy for up to $10,000 per month for the benefit of Mr. Donegan or his designees. Furthermore, Mr. Donegan has agreed that he will not directly or indirectly compete with the Company during the course of his employment and for an additional one-year period thereafter if he voluntarily terminates his employment or is terminated for cause.

     Mr. DiPietro and the Company entered into an employment agreement on January 1, 1988. The employment agreement provides that Mr. DiPietro will serve as a Senior Vice President and Treasurer of the Company until December 31, 1989 and for consecutive two-year terms thereafter unless the Company provides at least six (6) months advance notice to the contrary prior to expiration of any two-year term; however, Mr. DiPietro may voluntarily terminate this employment or the Company may terminate his employment for cause. If the Company terminates Mr. DiPietro's employment without cause, he will be entitled to the salary guaranteed under the employment agreement until the end of the employment term. Pursuant to the employment agreement, Mr. DiPietro's salary is established annually by the Board of Directors, but may not be less than $96,500 per year. If Mr. DiPietro's employment is terminated for any reason by either party, the employment agreement entitles the Company to retain him as a consultant pursuant to specific terms. Furthermore, Mr. DiPietro has agreed that he will not directly or indirectly compete with the Company during the course of his employment and for an additional one-year period thereafter so long as the Company is continuing to pay either his salary or consulting fees. Mr. DiPietro became Executive Vice President in November 1996.

     Mr. Chow and the Company entered into an employment agreement on January 1, 1996. The employment agreement provides that Mr. Chow will serve as Senior Vice President of Interface Products of the Company until December 31, 1998 and for consecutive two-year terms thereafter unless the Company provides at least six
(6) months advance notice to the contrary prior to expiration of any two-year term; however, Mr. Chow may voluntarily terminate his employment or the Company may terminate his employment for cause. If the Company terminates Mr. Chow's employment without cause, he will be entitled to the salary guaranteed under the employment agreement until the end of the employment term and he may not directly or indirectly compete with the Company while the Company is continuing to pay his salary. Pursuant to the employment agreement, Mr. Chow's salary is established annually by the Board of Directors but may not be less than $145,000 per year.

     Mr. Cohen and the Company entered into an employment agreement on July 18, 1988. The employment agreement provides that Mr. Cohen will serve as a Senior Vice President of the company until August 17, 1990 and for consecutive two-year terms thereafter unless the Company provides at least six (6) months advance notice to the contrary prior to expiration of any two-year term; however, Mr. Cohen may voluntarily terminate his employment or the Company may terminate his employment for cause. If the Company terminates Mr. Cohen's employment without cause, he will be entitled to the salary guaranteed under the employment agreement until the earlier of one year from the date of termination or the obtainment of substantially equivalent employment. Furthermore, Mr. Cohen has agreed that he will not directly or indirectly compete with the Company during such period so long as the Company is continuing to pay his salary. Pursuant to the employment agreement, Mr. Cohen's salary is established annually by the Board of Directors, but may not be less than $135,000 per year.

     Mr. Lambert and the Company entered into an employment agreement on August 1, 1993. The employment agreement provides that Mr. Lambert will serve as Senior Vice President -- West Coast Operations of the Company until July 31, 1995 and for consecutive two-year terms thereafter unless the Company provides at least six (6) months advance notice to the contrary. Mr. Lambert may voluntarily terminate his employment or the Company may terminate his employment for cause. If the Company terminates Mr. Lambert's employment without cause, he will be entitled to the salary guaranteed under the employment agreement until the end of the employment term and he may not directly or indirectly compete with the Company while the Company is continuing to pay his salary. Pursuant to the employment agreement, Mr. Lambert's salary is established annually by the Board of Directors, but may not be less than $120,000 per year. Mr. Lambert became Senior Vice President of Operations in May 1994. In November 1996, the Company provided notice that this agreement will not be renewed.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors currently consists of Mr. Loeb and Drs. Flaschen and Sprague, each of whom is an independent, non-employee director. The Compensation Committee is responsible for developing the compensation programs that relate to the Company's executive officers, senior management and other key employees and for establishing the specific short- and long-term compensation elements thereunder. The Compensation Committee also oversees the general compensation structure for all of the Company's employees. In addition, the Compensation Committee administers the Company's 1988 Non-Statutory Stock Option Plan, 1991 Non-Statutory Stock Option Plan, 1993 Stock Option and Incentive Plan, 1994 Stock Option and Incentive Plan, 1996 Incentive Stock Option Plan, 1996 Non-Employee Director Stock Option Plan, 1996 Employee Stock Purchase Plan and 1997 Stock Option Plan.

     The Company's executive compensation program established by the Compensation Committee is designed to provide levels of compensation in formats that assist the Company in attracting, motivating and retaining qualified executives by providing a competitive compensation package geared to individual and corporate performance. The Compensation Committee strives to establish performance criteria, evaluate performance and establish base salary, annual bonuses and long-term incentives for the Company's key decision makers based upon performance and is designed to provide appropriate incentives for maximization of the Company's short- and long-term financial results for the benefit of the Company's shareholders.

     In order to meet its objectives, the Compensation Committee has chosen three basic components for the Company's executive compensation program to meet the Company's compensation philosophy. Base salaries, the fixed regular component of executive compensation, are based upon (i) base salary levels among a competitive peer group, (ii) the Company's past financial performance and future expectations, (iii) the general and industry-specific business environment and (iv) individual performance. Annual bonuses, which are directly linked to the Company's yearly performance, are designed to provide additional cash compensation based on short-term performance of certain key employees. Stock option grants, under the long-term component of executive compensation, are designed to incentivize and reward executive officers and key employees for delivering value to the Company's shareholders over a longer, measurable period of time. Historically, the Company has used the grant of stock options that vest over some measurable period of time, currently five years, to accomplish this objective.

     Mr. Donegan is the President, Chief Executive Officer and Chairman of the Board of Directors. His fiscal 1996 performance was evaluated on the basis of the factors described above applicable to executive officers generally. His base salary was based on a number of factors, including the base salaries of executives performing similar functions for peer companies and his employment contract. The annual bonus and stock option grant components of his compensation, as well as his salary, reflect the Company's strong financial performance, the Company's successful initial public offering and secondary public offering, the continued introduction and commercialization of new products and progress toward achieving business goals, as well as the achievement by Mr. Donegan of other non-financial goals. The Company's performance in 1996 included a significant increase in total revenues and net income. In assessing Mr. Donegan's performance for fiscal 1996, the Compensation Committee concluded that the financial and non-financial goals on which his compensation was based had been achieved.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally prevents publicly-held corporations from deducting, for federal income tax purposes, compensation (including compensation recognized by the executive as a result of exercising a non-qualified stock option) in excess of $1 million paid to the Named Executive Officers, with certain exceptions. The Compensation Committee has considered these requirements and it is the Compensation Committee's present intention that, so long as it is consistent with its overall compensation objectives, substantially all of the Named Executive Officers' compensation will be deductible for federal income tax purposes.

RESPECTFULLY SUBMITTED BY THE COMPENSATION COMMITTEE:
          Manfred Loeb
          Steward S. Flaschen
          John L. Sprague

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Board of Directors has established a Compensation Committee consisting of Mr. Loeb and Drs. Flaschen and Sprague. No person who served as a member of the Compensation Committee was, during the fiscal year ended December 31, 1996, an officer or employee of the Company or any of its subsidiaries, was formerly an officer of the Company or any of its subsidiaries, or had any relationship requiring disclosure herein. No executive officer of the Company served as a member of the compensation committee of another entity (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors), one of whose executive officers served as a member of the Compensation Committee of the Company.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company receive $2,000 per quarter as a retainer, $1,000 for each meeting of the Board of Directors attended in person, $500 for each teleconference meeting of the Board of Directors and $1,000 for each committee meeting, unless such committee meeting is held on the same day as a meeting of the Board of Directors in which case the compensation is reduced to $500. No employee of the Company receives separate compensation for services rendered as a director. All directors are reimbursed for expenses in connection with attending Board and committee meetings.

     On March 14, 1997, the Board of Directors of the Company adopted the 1997 Stock Option Plan, subject to approval by the Company's shareholders at the Special Meeting in Lieu of Annual Meeting to which this proxy statement relates. Among other provisions of the 1997 Stock Option Plan, each director, who is not also an employee or consultant of the Company, will receive on the third Monday in July, 1997 (and on the same day each year thereafter) an option to purchase 5,000 shares of Common Stock (the "Director Options").

Each person who is not also an employee or consultant of the Company and becomes a director after the third Monday in July, 1997 will receive, upon the date of his or her initial election as a director, an option to purchase 5,000 shares of Common Stock. The Director Options granted will vest one-fifth on each anniversary of the date of grant and have an exercise price equal to the fair market value of the Common Stock on the date of grant. The term of each Director Option will be for a period of ten years from the date of grant. Director Options will be subject to accelerated vesting under certain circumstances and may be transferred to the extent vested.

     If the 1997 Stock Option Plan is approved by the shareholders at the Special Meeting in Lieu of Annual Meeting, the 1996 Non-Employee Director Stock Option Plan (the "Director Plan") shall be terminated as to the grant of any new options thereunder effective immediately. The Board of Directors adopted the Director Plan on January 26, 1996 and the stockholders approved the Director Plan on February 12, 1996. Under the Director Plan, each director who is not also an employee of the Company receives upon the date of his or her initial election as a director an option to purchase 5,000 shares of Common Stock. Options granted under the Director Plan vest one-fifth on each anniversary of the date of grant. In addition, on each third Monday of July, beginning in 1997, so long as he or she is still a director on that date, such director receives an option to purchase 2,500 shares of Common Stock, vesting one-fifth on each anniversary of the date of grant. All options granted under the Director Plan have an exercise price equal to the fair market value of the Common Stock on the date of grant. The term of each option is for a period of ten years from the date of grant. Options may not be assigned or transferred except by will or by the laws of descent and distribution and are exercisable to the extent vested only while the optionee is serving as a director of the Company or within 90 days after the optionee ceases to serve as a director of the Company (except that if a director dies or becomes disabled while he or she is serving as a director of the Company, the option automatically becomes fully vested and is exercisable until the scheduled expiration date of the Option).

     The Company has purchased directors' and officers' liability insurance covering all of the Company's directors and officers. The aggregate premium for this insurance policy in 1996 was $187,200.

                            STOCK PERFORMANCE GRAPH

     The following performance graph compares the percentage change in the cumulative total shareholder return on the Company's Common Stock during the period from the Company's initial public offering on April 2, 1996 through December 31, 1996, with the cumulative total return on (i) a group consisting of the Company's peer corporations on a line-of-business basis (the "Peer Group") and (ii) the Nasdaq Composite Index (Total Return). The comparison assumes $100 was invested on April 2, 1996 in the Company's Common Stock, the Peer Group and the Nasdaq Composite Index and assumes reinvestment of dividends, if any. The Peer Group consists of all corporations that are members of the semiconductor industry with 3674 as their Primary Standard Industrial Classification Number. The Comparison assumes $100 was invested on April 2, 1996 in the Company's Common Stock at the $9.50 initial offering price per share and in each of the foregoing indices and assumes reinvestment of dividends, if any.

             COMPARISON OF FIVE YEAR* CUMULATIVE TOTAL RETURN AMONG
 SIPEX CORPORATION, PEER GROUP AND NASDAQ COMPOSITE INDEX (TOTAL RETURN)(1)(2)

                                                                             NASDAQ COMPOSTITE
        MEASUREMENT PERIOD           SIPEX CORPORATION                         INDEX (TOTAL
      (FISCAL YEAR COVERED)            COMMON STOCK         PEER GROUP            RETURN)
2-APR-96                                 100.00              100.00              100.00
31-DEC-96                                271.58              164.90              116.19

---------------
 * $100 invested on April 2, 1996 in Common Stock or the appropriate index, including reinvestment of dividends, through fiscal year ended December 31, 1996.

(1) Prior to April 2, 1996, the Company's Common Stock was not publicly traded. Comparative data is provided only for the period since that date. This chart is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used on this graph was obtained from Media General Financial Services, Inc., a source believed to be reliable, although the Company is not responsible for any errors or omissions in such information.

                                  PROPOSAL II

             APPROVAL OF THE ADOPTION OF THE 1997 STOCK OPTION PLAN

     On March 14, 1997, the Board of Directors adopted the 1997 Stock Option Plan, subject to the approval of the Company's shareholders. The 1997 Stock Option Plan provides for the grant of incentive stock options to employees and the grant of non-qualified stock options, stock awards and opportunities to make direct purchases of stock in the Company to employees, consultants, directors and officers of the Company.

     The Company's 1997 Stock Option Plan was adopted by the Board of Directors of the Company to replace the Company's 1996 Non-Employee Director Stock Option Plan and 1996 Incentive Stock Option Plan in the event that the shareholders approve the adoption of the 1997 Stock Option Plan. In such event, the 1996 Non-Employee Director Stock Option Plan and 1996 Incentive Stock Option Plan shall be terminated as to the grant of any new options thereunder effective immediately upon the date of shareholder approval of the 1997 Stock Option Plan. If the shareholders fail to approve the adoption of the 1997 Stock Option Plan, then the 1996 Non-Employee Director Stock Option Plan and 1996 Incentive Stock Option Plan shall remain in effect until such plans expire by their terms. The affirmative vote of a majority of the shares of Common Stock of the Company represented in person or by proxy at the Special Meeting in Lieu of Annual Meeting and entitled to vote will be required to approve the adoption of the 1997 Stock Option Plan.

     The Board of Directors approved the 1997 Stock Option Plan in order to respond to recent changes in Federal securities regulations affecting equity compensation plans and in order to increase the number of shares available for grant by approximately 385,000 shares. The Board of Directors believes the 1997 Stock Option Plan gives the Company a sufficient number of shares for the foreseeable future to provide equity incentives to attract and retain employees and directors, and allows the Company greater flexibility under current Federal securities laws to accomplish these goals. The Board of Directors unanimously recommends a vote FOR the approval of the adoption of the 1997 Stock Option Plan.

     The following is a summary description of the 1997 Stock Option Plan, which is qualified in its entirety by reference to the complete text of the 1997 Stock Option Plan which is attached as APPENDIX A to this Proxy Statement.

SUMMARY OF THE 1997 STOCK OPTION PLAN

     Purpose. The purpose of the 1997 Stock Option Plan is to encourage directors, officers and employees of the Company as well as other individuals who render services to the Company by providing opportunities to purchase stock of the Company pursuant to options granted under the 1997 Stock Option Plan.

     Shares Subject to the 1997 Stock Option Plan. The Board of Directors has reserved a maximum of 600,000 shares of Common Stock for issuance under the 1997 Stock Option Plan.

     Eligibility. The 1997 Stock Option Plan provides for the grant of incentive stock options ("ISOs") within the meaning of Section 422 of the Code to employees of the Company and the grant of non-qualified stock options ("NQSOs"), stock awards ("Awards") or opportunities to make direct purchases of stock in the Company ("Purchases") to employees, consultants, directors and officers of the Company. For information concerning the United States Federal income tax consequences of ISOs, NQSOs, Awards or Purchases, please see below.

     Administration. The 1997 Stock Option Plan is administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the 1997 Stock Option Plan, except with respect to Compensation Committee Members, the Compensation Committee has the authority to (i) determine to whom options, Awards and authorizations to make Purchases shall be granted, (ii) determine the time at which options or Awards shall be granted or Purchases made, (iii) determine the purchase price for NQSOs, Awards and Purchases, (iv) determine whether each option granted shall be an ISO or an NQSO, (v) determine when each option shall become exercisable and the duration of the exercise period, (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to options, Awards and Purchases and the nature of such restrictions, if any and (vii) interpret the 1997 Stock Option Plan and prescribe and rescind rules and regulations relating to it.

     Option Price and Duration. The exercise price per share for each ISO and NQSO granted under the 1997 Stock Option Plan may not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the price per share for such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. The aggregate fair market value (determined at the time of grant) of the shares of Common Stock subject to ISOs granted to an employee and which first become exercisable during any calendar year cannot exceed $100,000; any portion of an ISO grant that exceeds such $100,000 limit will be treated for tax purposes as a NQSO. ISOs are not transferable by the optionholder except by will or by the laws of descent and distribution. NQSOs are transferable to the extent determined by the Compensation Committee and as set forth in the agreement relating to the grant of any such NQSOs. Each option expires on the date specified by the Compensation Committee, but not more than (i) ten years from the date of grant in the case of options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

     Exercisability of Shares. Options granted to Non-Employee Directors pursuant to the automatic grant under the 1997 Stock Option Plan shall become exercisable over five (5) years in five (5) equal annual installments beginning from the date such options are granted. The vesting schedule of all other Options, Awards and Purchases shall be determined by the Committee. An option shall be exercisable in whole or in part by giving written notice to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares.

     Formula Plan Grants for Non-Employee Directors. Among other provisions of the 1997 Stock Option Plan, each director, who is not also an employee or consultant of the Company will receive on the third Monday in July, 1997 (and on the same day each year thereafter) an option to purchase 5,000 shares of Common Stock (the "Director Options"). Each person who is not also an employee or consultant of the Company and becomes a director after the third Monday in July, 1997 will receive, upon the date of his or her initial election as a director, an option to purchase 5,000 shares of Common Stock. The Director Options granted will vest one-fifth on each anniversary of the date of grant and have an exercise price equal to the fair market value of the Common Stock on the date of grant. The term of each Director Option will be for a period of ten years from the date of grant. Director Options are subject to accelerated vesting under certain circumstances and may be transferred to the extent vested.

     Amendment and Termination. The Board of Directors may from time to time adopt amendments, certain of which are subject to shareholder approval, and may terminate the 1997 Stock Option Plan at any time (although such action shall not affect options previously granted). Generally, no ISO may be exercised more than three months following termination of employment. However, in the event that termination is due to death or disability, the option is exercisable for a maximum of 180 days after such termination. Any shares subject to an option which for any reason expires or terminates unexercised may again be available for future grants under the 1997 Stock Option Plan. No options may be granted under the 1997 Stock Option Plan after March 13, 2007.

     The Board of Directors recommends a vote FOR the approval of the adoption of the 1997 Stock Option Plan.

                                  STOCK PLANS

1988 NON-STATUTORY STOCK OPTION PLAN

     The Company's 1988 Non-Statutory Stock Option Plan (the "1988 Plan") was adopted by the Board of Directors on October 22, 1988. The 1988 Plan provides for the issuance of a maximum of 62,500 shares of Common Stock pursuant to the grant of non-qualified stock options to employees, officers and other individuals providing services or acting as directors of the Company. Options granted under the 1988 Plan generally vest 20% on the date of grant and an additional 20% annually on each subsequent anniversary of the date of grant.

     As of April 10, 1997, options to purchase 500 shares of Common Stock at an exercise price of $11.00 per share were outstanding under the 1988 Plan. The 1988 Plan is administered by the Compensation Committee of the Board of Directors. NO FURTHER OPTIONS MAY BE GRANTED OR ISSUED UNDER THIS PLAN.

1991 NON-STATUTORY STOCK OPTION PLAN

     The Company's 1991 Non-Statutory Stock Option Plan (the "1991 Plan") was adopted by the Board of Directors on April 12, 1991. The 1991 Plan provides for the issuance of a maximum of 239,245 shares of Common Stock pursuant to the grant of non-qualified stock options in recognition of past services provided by and/or to provide a performance incentive for certain key employees, officers and other individuals providing services or acting as directors of the Company. Options granted under the 1991 Plan generally vest 20% on the date of grant and an additional 20% annually on each subsequent anniversary of the date of grant.

     As of April 10, 1997, options to purchase 67,996 shares of Common Stock at an average exercise price of $0.40 per share were outstanding under the 1991 Plan. THE 1991 PLAN EXPIRED ON JUNE 30, 1991 AND NO FURTHER OPTIONS MAY BE GRANTED UNDER THIS PLAN.

1993 STOCK OPTION AND INCENTIVE PLAN

     The Company's 1993 Stock Option and Incentive Plan (the "1993 Plan") was adopted by the Board of Directors on April 22, 1993 and approved by the Company's shareholders on May 27, 1993. The 1993 Plan provides for the issuance of a maximum of 132,908 shares of Common Stock pursuant to the grant to employees and officers of "incentive stock options" within the meaning of the Internal Revenue Code and the grant of non-qualified stock options to service providers and directors of the Company. Options granted under the 1993 Plan generally vest 20% on the date of grant and an additional 20% annually on each subsequent anniversary of the date of grant.

     As of April 10, 1997, options to purchase 58,750 shares of Common Stock at an average exercise price of $0.40 per share were outstanding under the 1993 Plan. The 1993 Plan is administered by the Compensation Committee of the Board of Directors. NO FURTHER OPTIONS MAY BE GRANTED OR ISSUED UNDER THIS PLAN.

1994 STOCK OPTION AND INCENTIVE PLAN

     The Company's 1994 Stock Option and Incentive Plan (the "1994 Plan") was adopted by the Board of Directors on October 3, 1994 and approved by the Company's shareholders on May 26, 1995. The 1994 Plan provides for the issuance of a maximum of 593,750 shares of Common Stock pursuant to the grant to employees and officers of "incentive stock options" within the meaning of the Internal Revenue Code and the grant of non-qualified stock options to service providers and directors of the Company. Options granted under the 1994 Plan generally vest 20% on the date of grant and an additional 20% annually on each subsequent anniversary of the date of grant.

     As of April 10, 1997, options to purchase 297,432 shares of Common Stock at an average exercise price of $0.40 per share were outstanding under the 1994 Plan. The 1994 Plan is administered by the Compensation Committee of the Board of Directors. NO FURTHER OPTIONS MAY BE GRANTED OR ISSUED UNDER THIS PLAN.

1996 INCENTIVE STOCK OPTION PLAN

     The 1996 Incentive Stock Option Plan (the "1996 ISO Plan") was adopted by the Board of Directors on January 26, 1996 and approved by the Company's shareholders on February 12, 1996. The 1996 ISO Plan provides for the grant of options to purchase shares of Common Stock of the Company pursuant to the grant to employees and officers of "incentive stock options" within the meaning of the Internal Revenue Code. The 1996 ISO Plan has reserved for issuance a maximum of 600,000 shares.

     As of April 10, 1997, options to purchase 448,178 shares of Common Stock at a weighted average exercise price of $21.68 per share were outstanding under the 1996 ISO Plan. The 1996 ISO Plan is administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the 1996 ISO Plan, the Compensation Committee has the authority to select the optionees and determine the terms of the incentive stock options granted, including (i) the number of shares, (ii) option exercise terms, (iii) the duration of the option and (iv) the time, manner and form of payments for exercise of an option. An incentive stock option is not transferable by the optionholder except by will or by the laws of descent and distribution. The exercise price of the grants made under the 1996 ISO Plan cannot be less than the market price of the Common Stock at the date of grant. Generally, no incentive stock option may be exercised more than 90 days following termination of employment unless the termination is due to death or disability, in which case the option is exercisable for a maximum of 180 days after such termination.

                                                                               NUMBER OF SHARES
                                                                              UNDERLYING OPTIONS
                                                                               GRANTED UNDER THE
                                                                                 1996 ISO PLAN
                             NAME AND POSITION                                IN FISCAL YEAR 1996
----------------------------------------------------------------------------  -------------------
James E. Donegan............................................................         65,000
  Chairman, Chief Executive Officer and President
Frank R. DiPietro...........................................................         40,000
  Executive Vice President, Treasurer and
     Chief Financial Officer
Raymond W.B. Chow...........................................................         40,000
  Senior Vice President of Technology
Sanford Cohen...............................................................              0
  Senior Vice President of Technology
A. Neal Lambert.............................................................              0
  Senior Vice President of Operations
All current executive officers as a group ((5) persons).....................        145,000
All current directors who are not executive officers as a group ((6)
  persons)..................................................................              0
All employees who are not executive officers as a group.....................        228,490

     IF THE 1997 STOCK OPTION PLAN IS APPROVED BY THE SHAREHOLDERS AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING, THE 1996 ISO PLAN SHALL BE TERMINATED AS TO THE GRANT OF ANY NEW OPTIONS THEREUNDER EFFECTIVE IMMEDIATELY. THE COMPANY DOES NOT INTEND TO GRANT ANY OPTIONS PURSUANT TO THE 1996 ISO PLAN BETWEEN APRIL 10, 1997 AND THE DATE OF THE ANNUAL MEETING.

1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The 1996 Non-Employee Stock Option Plan (the "1996 Director Option Plan") was adopted by the Board of Directors on January 26, 1996 and approved by the Company's shareholders on February 12, 1996. The 1996 Director Stock Option Plan provides for the grant of options to purchase a maximum of 150,000 shares of Common Stock of the Company to non-employee directors of the Company.

     The 1996 Director Option Plan is administered by the Compensation Committee of the Board of Directors. Upon the commencement of the 1996 Director Option Plan, each director who was not also an employee of the Company and who was a director on January 26, 1996, received an option to purchase 10,000 shares of Common Stock. Any person who becomes a director of the Company after January 26, 1996 shall receive an option to purchase 5,000 shares of Common Stock. Options granted under the 1996 Director Option Plan become exercisable in five equal annual installments beginning on the first anniversary date of the grant provided that the optionee remains a director over five years. Each non-employee director will automatically receive, each year after his or her initial grant, an option to purchase an additional 2,500 shares on each third Monday of July, beginning in 1997, which will vest annually over five years. All options granted under the 1996 Director Option Plan will have an exercise price equal to the fair market value of the Common Stock on the date of grant. The term of each option will be for a period of ten years from the date of grant. Options may not be assigned or transferred except by will or by the laws of descent and distribution and are exercisable to the extent vested only while the optionee is serving as a director of the Company or within

90 days after the optionee ceases to serve as a director of the Company (except that if a director dies or becomes disabled while he or she is serving as a director of the Company, the option is exercisable for a maximum of 180 days after such death or disability). Pursuant to the 1996 Director Option Plan, Messrs. Deroux, Loeb, Olmer, Sprague and van Marcke were each automatically granted, on January 26, 1996, a non-qualified option to purchase 10,000 shares of Common Stock at an exercise price of $9.50 per share. Upon joining the Board of Directors, Dr. Flaschen was automatically granted, on August 28, 1996, a non-qualified option to purchase 5,000 shares of Common Stock at an exercise price of $17.13 per share.

                                                                               NUMBER OF SHARES
                                                                              UNDERLYING OPTIONS
                                                                              GRANTED UNDER THE
                                                                             DIRECTOR OPTION PLAN
                             NAME AND POSITION                               IN FISCAL YEAR 1996
---------------------------------------------------------------------------  --------------------
All current executive officers as a group (5 persons)......................              0
All current directors who are not executive officers as a group
(6 persons).................................................................         55,000
All employees who are not executive officers as a group....................              0

     IF THE 1997 STOCK OPTION PLAN IS APPROVED BY THE SHAREHOLDERS AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING, THE 1996 DIRECTOR OPTION PLAN SHALL BE TERMINATED AS TO THE GRANT OF ANY NEW OPTIONS THEREUNDER EFFECTIVE IMMEDIATELY. 1996 EMPLOYEE STOCK PURCHASE PLAN

     The 1996 Employee Stock Purchase Plan (the "1996 Purchase Plan") was adopted by the Board of Directors on January 26, 1996 and approved by the Company's shareholders on February 12, 1996. The 1996 Purchase Plan provides for the issuance of a maximum of 250,000 shares of Common Stock pursuant to the exercise of nontransferable options granted to participating employees.

     The 1996 Purchase Plan is administered by the Compensation Committee of the Board of Directors. All employees of the Company, except employees who own five percent or more of the Company's stock, whose employment is 20 hours or more per week and more than five months in any calendar year and who have completed at least one year of employment are eligible to participate in the 1996 Purchase Plan. Employees who own five percent or more of the Company's Common Stock and directors who are not employees of the Company may not participate in the 1996 Purchase Plan. To participate in the 1996 Purchase Plan, an employee must authorize the Company to deduct an amount (not less than one percent nor more than ten percent of a participant's total cash compensation) from his or her pay during the six-month periods commencing on January 1 and July 1 of each year (each a "Plan Period"), but in no case shall an employee be entitled to purchase more than 1,000 shares in any Plan Period. The exercise price for the option for each Plan Period is 85% of the lesser of the market price of the Common Stock on the first or last business day of the Plan Period. If an employee is not a participant on the last day of the Plan Period, such employee is not entitled to exercise his or her option, and the amount of his or her accumulated payroll deductions will be refunded. An employee's rights under the 1996 Purchase Plan terminate upon his or her voluntary withdrawal from the plan at any time or upon termination of employment.

                                                                           NUMBER OF SHARES
                                                                          PURCHASED UNDER THE
                                                                          1996 PURCHASE PLAN
                           NAME AND POSITION                              IN FISCAL YEAR 1996
------------------------------------------------------------------------  -------------------
James E. Donegan........................................................             0
  Chairman, Chief Executive Officer and President
Frank R. DiPietro.......................................................           263
  Executive Vice President, Treasurer and Chief Financial Officer
Raymond W.B. Chow.......................................................             0
  Senior Vice President of Technology
Sanford Cohen...........................................................           100
  Senior Vice President of Technology
A. Neal Lambert.........................................................             0
  Senior Vice President of Operations
All current executive officers as a group (5) persons...................           363
All current directors who are not executive officers as a group (6)
  persons...............................................................             0
All employees who are not executive officers as a group.................         6,034

1997 STOCK OPTION PLAN

     Please refer to Proposal II above.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following discussion of United States federal income tax consequences of the issuance and exercise of options granted under the 1988 Plan, 1991 Plan, 1993 Plan, 1994 Plan, 1996 ISO Plan, 1996 Director Option Plan, 1997 Stock Option Plan and 1996 Purchase Plan is based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations, and existing administrative rulings of the Internal Revenue Service. It is not intended to be a complete discussion of all of the United States federal income tax consequences of these plans or of the requirements that must be met in order to qualify for the described tax treatment. In addition there may be foreign, state, and local tax consequences that are not discussed herein.

     The following general rules are applicable under current United States federal income tax law to incentive stock options, granted under the 1993 Plan, 1994 Plan, 1996 ISO Plan and 1997 Stock Option Plan:

          1. In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and no federal income tax deduction is allowed to the Company upon either the grant or exercise of an ISO.

          2. If shares acquired upon exercise of an ISO are not disposed of within (i) two years following the date the ISO was granted or (ii) one year after the date the shares are issued to the optionee pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

          3. If shares acquired upon exercise of an ISO are disposed of on or before the expiration of one or both of the requisite Holding Periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

          4. In any year that an optionee recognizes ordinary income on a Disqualifying Disposition of stock acquired by exercising an ISO, the Corporation generally should be entitled to a corresponding deduction for federal income tax purposes.

          5. The difference between the amount realized by the optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain or loss.

          6. Capital gain or loss recognized by an optionee on a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

          7. An optionee may be entitled to exercise an ISO by delivering shares of the Company's Common Stock to the Company in payment of the exercise price, if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

          8. In addition to the tax consequences described above, the exercise of ISOs may result in a further "minimum tax" under the Code. The Code provides that an "alternative minimum tax" (at a maximum rate of 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

          9. Special rules apply if the Common Stock acquired through the exercise of an ISO is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% shareholders.

     The following general rules are applicable under current United States federal income tax law to options granted under the 1988 Plan, 1991 Plan and the 1997 Stock Option Plan, which do not qualify as ISOs, and all options granted under the 1996 Director Option Plan:

          1. The optionee generally does not recognize any taxable income upon the grant of a NQSO, and the Corporation is not allowed a federal income tax deduction by reason of such grant.

          2. The optionee generally will recognize ordinary income at the time of exercise of the NQSO in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Corporation may be required to withhold income tax on this amount.

          3. When the optionee sells the shares acquired through the exercise of a NQSO, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the stock (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

          4. The Corporation generally should be entitled to a federal income tax deduction when ordinary income is recognized by the optionee.

          5. An optionee may be entitled to exercise a NQSO by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price. If an optionee exercises a NQSO in such fashion, special rules will apply.

          6. Special rules apply if the Common Stock acquired through the exercise of a NQSO is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% shareholders.

     The following general rules are currently applicable under current United States federal income tax law to options under the 1996 Purchase Plan:

          1. The amounts deducted from an employee's pay under the 1996 Purchase Plan will be included in the employee's compensation subject to federal income tax. In general, no additional income will be realized by the employee either at the time options are granted pursuant to the 1996 Purchase Plan or at the time the employee purchases shares pursuant to the 1996 Purchase Plan.

          2. If the employee disposes of shares of Common Stock purchased pursuant to the 1996 Purchase Plan more than two years after the first business day of the Plan Period in which the employee acquired the shares, then upon such disposition the employee will recognize ordinary income in an amount equal to the lesser of:

             (a) the excess, if any, of the fair market value of the shares on the date of disposition over the amount the employee paid for the shares, or

             (b) the excess of the fair market value of the shares on the first business day of the Plan Period over the option price.

          In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (i.e., the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income). If the employee's holding period for the shares is more than one year, such gain or loss will be long-term capital gain or loss.

          3. If the employee disposes of shares of Common Stock purchased pursuant to the 1996 Purchase Plan within two years after the first business day of the Plan Period in which the employee acquired the shares, then upon disposition, the employee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the last business day of the Plan Period over the amount the employee paid for the shares.

          In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (i.e., the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income). If the employee's holding period for the shares is more than one year, such gain or loss will be long-term capital gain or loss.

          4. If the two-year holding period is satisfied, the Corporation will not receive any deduction for federal income tax purposes with respect to the options or the shares of Common Stock issued upon their exercise. If the two-year holding period is not satisfied, the Corporation generally will be entitled to a federal income tax deduction in an amount equal to the amount which is considered ordinary income as a result of such disposition.

     The following general rules are applicable under current federal income tax law to the grant of Awards and Purchases under the 1997 Stock Option Plan:

     Under current United States federal income tax law, persons receiving Common Stock pursuant to an Award or a grant of an opportunity to make a Purchase generally recognize ordinary compensation income equal to the fair market of the shares received, reduced by any purchase price paid. The Company generally should be entitled to a corresponding federal income tax deduction. When such stock is sold, the seller generally will recognize capital gain or loss. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% shareholders.

                              CERTAIN TRANSACTIONS

     Pursuant to an Agreement of Lease, dated January 31, 1996, the Company leases its Billerica facility of approximately 46,600 square feet from ATC Billerica Corporation, an affiliate of Tractebel S.A. Under the Agreement of Lease, the Company will pay monthly rent of $9,917 for the first year of the lease, which payments are subject to an annual escalation. The Agreement of Lease expires on January 31, 2001, subject to an option of the Company to extend such lease for an additional five-year period. Tractebel S.A. beneficially owns approximately 22.3% of the Company's Common Stock as of April 10, 1997 and Messrs. Deroux and Loeb are affiliated with Tractebel S.A.

     The Company's Revolving Credit Agreement with Generale Bank, as amended in February 1996, provided for a $7.5 million line of credit due February 28, 1997, secured by the Company's inventories and accounts receivable and bearing interest at Generale Bank's prime rate plus a commitment fee in the amount of 0.25% per annum of the unused amount. Generale Bank is approximately 25% owned by Societe Generale de Belgique S.A., which in turn owns approximately 40% of the outstanding capital stock of Tractebel S.A. The Company repaid this line of credit in full in April 1996 and terminated this agreement with Generale Bank at that time.

     The Company has adopted a policy whereby all future transactions between the Company and its officers, directors and affiliates will be on terms no less favorable to the Company than could be obtained from unrelated third parties and will be approved by a majority of the disinterested members of the Company's Board of Directors.

                            INDEPENDENT ACCOUNTANTS

     In September 1995, the Company retained KPMG Peat Marwick LLP as its independent accountants and replaced Ernst & Young LLP. The report of Ernst & Young LLP on the Company's financial statements for the year ended December 31, 1994 contained an explanatory paragraph about the Company's ability to continue as a going concern. Since the initial engagement of Ernst & Young LLP for the year ended December 31, 1988 and through the date of replacement, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The change in independent accountants was approved by the Board of Directors.

     A representative of KPMG Peat Marwick LLP will be at the Special Meeting in Lieu of Annual Meeting and will be given an opportunity to make a statement if so desired and will be available to respond to appropriate questions from the Shareholders.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons"), to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Company. Based on the Company's review of copies of such forms and written representations from the Reporting Persons, the Company believes that all its officers, directors and greater than ten percent shareholders complied with all filing requirements applicable to them with respect to transactions during fiscal year 1996, with the following exceptions:
Messrs. Deroux, DiPietro, Loeb and Olmer failed to file a monthly report covering the acquisition of shares during the month of April in a timely manner. Each of Messrs. Deroux, DiPietro, Loeb and Olmer subsequently filed a Form 4.

                           EXPENSES AND SOLICITATION

     The cost of soliciting proxies on behalf of the Company will be borne by the Company. The Company will pay banks, brokers and other entities that exercise fiduciary powers which hold shares of Common Stock of record in nominee name or otherwise or as a participant in a registered clearing agency or which hold shares of Common Stock on behalf of beneficial owners and deposit such shares for safekeeping with another entity that exercises fiduciary powers their reasonable expenses for completing the mailing to security holders of proxy soliciting material and annual reports supplied by the Company. Further solicitation may be made by the officers and employees of the Company by mail, telephone, telegraph or personal interview without additional compensation. The Company also may retain a professional proxy solicitation service at the Company's expense to assist in the solicitation of proxies if necessary.

                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

     Proposals of Shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company at its principal office in Billerica, Massachusetts, not later than February 28, 1998 for inclusion in the proxy statement for that meeting.
                            ------------------------

     THE BOARD OF DIRECTORS ENCOURAGES SHAREHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. SHAREHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                      APPENDIX A

                               SIPEX CORPORATION

                             1997 STOCK OPTION PLAN

     1. PURPOSE. The purpose of the SIPEX Corporation 1997 Stock Option Plan (the "Plan") is to encourage key employees of SIPEX Corporation (the "Company") and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations") and other individuals who render services to the Company or a Related Corporation, by providing opportunities to participate in the ownership of the Company and its future growth through (a) the grant of options which qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) the grant of options which do not qualify as ISOs ("Non-Qualified Options"); (c) awards of stock in the Company ("Awards"); and (d) opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.

     2. ADMINISTRATION OF THE PLAN

          A. BOARD OR COMMITTEE ADMINISTRATION. The Plan shall (be administered by the Board of Directors of the Company (the "Board") or, subject to paragraph 2(D) (relating to compliance with Section 162(m) of the Code), by a committee appointed by the Board (the "Committee"). Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom (from among the class of employees eligible under paragraph 3 to receive ISOs) ISOs shall be granted, and to whom (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the purchase price of shares subject to each Option or Purchase, which prices shall not be less than the minimum price specified in paragraph 7; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 8) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

          B. COMMITTEE ACTIONS. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          C. GRANT OF STOCK RIGHTS TO BOARD MEMBERS. Stock Rights may be granted to members of the Board. All grants of Stock Rights to members of the Board shall in all respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who either (i) are eligible to receive grants of Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Stock Rights.

          D. PERFORMANCE-BASED COMPENSATION. The Board, in its discretion, may take such action as may be necessary to ensure that Stock Rights granted under the Plan qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and applicable regulations promulgated thereunder ("Performance-Based Compensation"). Such action may include, in the Board's discretion, some or all of the following (i) if the Board determines that Stock Rights granted under the Plan generally shall constitute Performance-Based Compensation, the Plan shall be administered, to the extent required for such Stock Rights to constitute Performance-Based Compensation, by a Committee consisting solely of two or more "outside directors" (as defined in applicable regulations promulgated under Section 162(m) of the Code), (ii) if any Non-Qualified Options with an exercise price less than the fair market value per share of Common Stock are granted under the Plan and the Board determines that such Options should constitute Performance-Based Compensation, such options shall be made exercisable only upon the attainment of a pre-established, objective performance goal established by the Committee, and such grant shall be submitted for, and shall be contingent upon shareholder approval and (iii) Stock Rights granted under the Plan may be subject to such other terms and conditions as are necessary for compensation recognized in connection with the exercise or disposition of such Stock Right or the disposition of Common Stock acquired pursuant to such Stock Right, to constitute Performance-Based Compensation.

     3. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted only to employees of the Company or any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Stock Rights.

     4. STOCK. The stock subject to Stock Rights shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is

600,000, subject to adjustment as provided in paragraph 14. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the unpurchased shares of Common Stock subject to such Option shall again be available for grants of Stock Rights under the Plan.

     No employee of the Company or any Related Corporation may be granted Options to acquire, in the aggregate, more than 420,000 shares of Common Stock under the Plan during any fiscal year of the Company. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such Option shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.

     5. GRANTING OF STOCK RIGHTS. Stock Rights may be granted under the Plan at any time on or after March 14, 1997 and prior to March 13, 2007. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

     6. AUTOMATIC GRANT OF OPTIONS TO NON-EMPLOYEE DIRECTORS.

          A. Each director who is not an employee or officer or consultant of the Company (a "Non-Employee Director") who becomes a director after the third Monday in July, 1997 shall be automatically granted on the date such person first becomes a member of the Board, without further action by the Board, an Option to purchase 5,000 shares of Common Stock.

          B. Subject to the availability of shares under this Plan, each person who is a member of the Company's Board of Directors on the third Monday in July, 1997 and on the same day of each year thereafter during the term of this Plan, and who is a Non-Employee Director of the Company on any such date, is automatically granted on each such date, without further action by the Board of Directors, an Option to purchase 5,000 shares of the Company's Common Stock.

          C. OPTION PRICE. The purchase price of the stock covered by an Option granted pursuant to this paragraph shall be 100% of the fair market value of such shares on the day the Option is granted. "Fair market value" shall be determined in accordance with paragraph 7D hereof.

          D. PERIOD OF OPTION. An Option granted under this paragraph shall expire on the date which is ten (10) years after the date of grant of the Option unless sooner terminated in accordance with paragraphs 10 or 11 of this Plan.

          E. VESTING OF SHARES. Options granted under this paragraph shall become exercisable, in accordance with the following schedule, provided that the optionee has continuously served as a member of the Board through such date:

   PERCENTAGE OF OPTION
     SHARES FOR WHICH                      DATE OPTION SHARES
OPTION WILL BE EXERCISABLE                 BECOME EXERCISABLE
--------------------------   -----------------------------------------------
             0%                  Less than 1 year from the date of grant
            20%                       1 year from the date of grant
            40%                      2 years from the date of grant
            60%                      3 years from the date of grant
            80%                      4 years from the date of grant
           100%                      5 years from the date of grant

          The number of shares as to which Options may be exercised shall be cumulative, so that once the Option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the Option as provided in this Plan.

     7. MINIMUM OPTION PRICE; ISO LIMITATIONS.

          A. PRICE FOR NON-QUALIFIED OPTIONS, AWARDS AND PURCHASES. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, under the Plan may not be less than the fair market value (as determined in accordance with paragraph 7(D)) of the Common Stock of the Company on the date of grant.

          B. PRICE FOR ISOS. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

          C. $100,000 ANNUAL LIMITATION ON ISO VESTING. Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options, and the Company shall issue separate certificates to the optionee with respect to Options that are Non-Qualified Options and Options that are ISOs.

          D. DETERMINATION OF FAIR MARKET VALUE. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     8. OPTION DURATION. Subject to earlier termination as provided in paragraphs 10 and 11 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent

(10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 7(B). Subject to earlier termination as provided in paragraphs 10 and 11, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 17.

     9. EXERCISE OF OPTION. Subject to the provisions of paragraphs 10 through 13, each Option granted under the Plan shall be exercisable as follows:

          A. VESTING. Except for options granted under Section 6, Options shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

          B. FULL VESTING OF INSTALLMENTS. Once an installment becomes exercisable, it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          C. PARTIAL EXERCISE. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

          D. ACCELERATION OF VESTING. The Committee, or Board with respect to Options granted to any Non-Employee Director pursuant to Section 6, shall have the right to accelerate the date that any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 17) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 7(C).

     10. TERMINATION OF EMPLOYMENT. Unless otherwise specified in the agreement relating to such ISO, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 11, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) three months after the date of termination of his or her employment, or (b) their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 17. For purposes of this paragraph 10, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute or by contract. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 10, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

     11. DEATH; DISABILITY.

          A. DEATH. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her death, any ISO owned by such optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the optionee's death.

          B. DISABILITY. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her disability, such optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, for the number of shares for which he or she could have exercised it on that date, until the earlier of
     (i) the specified expiration date of the ISO or (ii) 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

     12. ASSIGNABILITY. No ISO shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee shall be exercisable only by such optionee. Stock Rights other than ISOs shall be transferable to the extent set forth in the agreement relating to such Stock Right.

     13. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 12 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     14. ADJUSTMENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

          A. STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          B. CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity, or in the event of a sale of all or substantially all of the Company's assets or otherwise (each, an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or successor corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof.

          C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

          D. MODIFICATION OF ISOS. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

          E. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, then the Committee shall, as to outstanding Options, at its discretion provide, upon written notice to the optionees, (i) that all Options must be exercised, to the extent then exercisable within a specified number of days of the date of such notice, at the end of which period, the Options shall terminate or (ii) that such Options (including those which have not yet vested) shall be exercisable within a specified number of days of such notice, at the end of which period the Options shall terminate.

          F. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          G. FRACTIONAL SHARES. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

          H. ADJUSTMENTS. Upon the happening of any of the events described in subparagraphs A, B, C or E above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 14 and, subject to paragraph 2, its determination shall be conclusive.

     15. MEANS OF EXERCISING OPTIONS. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a),
(b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     16. TERM AND AMENDMENT OF PLAN. This Plan was adopted by the Board on March 14, 1997, subject, with respect to the validation of ISOs granted under the Plan, to approval of the Plan by the shareholders of the Company at the next Meeting of Shareholders or, in lieu thereof, by written consent. If the approval of shareholders is not obtained prior to March 14, 1998, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on March 13, 2007 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of shareholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the shareholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions:
(a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 14); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 7(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 14); and (d) the expiration date of the Plan may not be extended. Except as otherwise provided in this paragraph 16, in no event may action of the Board or shareholders alter or impair the rights of a grantee, without such grantee's consent, under any Stock Right previously granted to such grantee.

     17. MODIFICATIONS OF ISOS; CONVERSION OF ISOS INTO NON-QUALIFIED
OPTIONS. Subject to paragraph 14(D), without the prior written consent of the holder of an ISO, the Committee shall not alter the terms of such ISO (including the means of exercising such ISO) if such alteration would constitute a modification (within the meaning of Section 424(h)(3) of the Code). The Committee, at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting

Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into NonQualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. Upon the taking of such action, the Company shall issue separate certificates to the optionee with respect to Options that are Non-Qualified Options and Options that are ISOs.

     18. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

     19. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. By accepting an ISO granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two years following the date the ISO was granted or
(b) the date one year following the date the ISO was exercised.

     20. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Non-Qualified Option, the transfer of a Non-Qualified Stock Option pursuant to an arm's-length transaction, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 19), the vesting or transfer of restricted stock or securities acquired on the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the transfer of a Non-Qualified Stock Option, (iii) the grant of an Award, (iv) the making of a Purchase of Common Stock for less than its fair market value, or (v) the vesting or transferability of restricted stock or securities acquired by exercising an Option, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Option shares having an aggregate fair market value equal to the amount of such withholding taxes.

     21. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of Options in connection with the Plan.

     22. GOVERNING LAW. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of Massachusetts, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

                           [FRONT SIDE OF PROXY CARD]

                                SIPEX CORPORATION

                      PROXY FOR SPECIAL MEETING IN LIEU OF
                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 30, 1997

                       SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned shareholder of SIPEX Corporation, a Massachusetts corporation (the "Corporation"), hereby acknowledges receipt of the Notice of Special Meeting in Lieu of Annual Meeting of Shareholders and Proxy Statement, each dated April 25, 1997 and hereby appoints James E. Donegan and Frank R. DiPietro, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting in Lieu of Annual Meeting of Shareholders of the Corporation to be held at BankBoston, Conference & Training Center, 35th Floor, Room 27, 100 Federal Street, Boston, Massachusetts 02110 on Friday, May 30, 1997 at 10:00 a.m., local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:


1. To elect two (2) members of the Board of Directors to serve for three-year terms as Class I Directors.

        / / FOR all nominees listed below             / / WITHHOLD
                (except as indicated)

     If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.

     Steward S. Flaschen
     Manfred Loeb

2.   To approve the adoption of the Corporation's 1997 Stock Option Plan.

        / / FOR             / / AGAINST              / / ABSTAIN

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment of adjournments thereof.

                          [REVERSE SIDE OF PROXY CARD]



     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE CORPORATION'S 1997 STOCK OPTION PLAN AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS.



                                    Dated:                               , 1997
                                          -------------------------------



                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Signature




     (This Proxy should be marked dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)